On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Multi-Cap                       Strong Advisor   Wells Fargo Advantage
                                 Value Fund                         Small Cap Value    Small Cap Value Fund
                                                                          Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    3,363,000                                     -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                            20,608,712                 20,608,712
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                             4,814,191                  4,814,191
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                             5,379,694                  5,379,694
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                            50,490,877                 57,882,562
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                 $214,569,309                                     -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                          $593,375,054               $593,375,054
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                          $133,618,121               $133,618,121
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                          $149,639,652               $149,639,652
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                        $1,465,672,826             $1,680,242,135
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation         $30,953,675                          $734,339,679               $765,293,354
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized     ($103,484,799)                         ($21,857,714)             ($125,342,513)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- ------------------------------------------------
                           Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund Administrator Class    New
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund Institutional Class    New
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Small Cap Disciplined Fund Investor Class         Strong Small Company Value Fund Investor Class
----------------------------------------------------------------------- ------------------------------------------------












       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


----------------------------------------------------------------------- ------------------------------------------------
                           Acquiring Fund                                                          Target Fund
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund Administrator Class      New
----------------------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------------------- ------------------------------------------------
Wells Fargo Advantage Small/Mid Cap Value Fund Investor Class           Strong Small/Mid Cap Value Fund Investor Class
----------------------------------------------------------------------- ------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:


-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Strategic                       Strong Advisor   Wells Fargo Advantage
                                 Value Fund                         U.S. Value Fund      U.S. Value Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                               294,311                    294,311
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                               346,904                    346,904
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                               189,397                    189,397
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                             5,097,233                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                     -                  5,097,233
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                      192,515                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                            13,619,424                 13,735,446
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class A                                   -                            $5,337,775                 $5,337,775
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class B                                   -                            $6,282,018                 $6,282,018
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                            $3,415,518                 $3,415,518
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class K                                   -                           $91,666,796                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Administrator Class                       -                                                      $91,666,796
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   $2,119,574                                                                -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                          $248,810,236               $250,929,810
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation            $370,013                           $53,778,817                $54,148,830
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized                  -                            ($857,839)                 ($857,839)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------